SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                    Current Report Pursuant to Section 13 or
                  15(d) of the Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): December 1995

                             BIOPHARMACEUTICS, INC.
             (Exact name of Registrant as specified in its Charter)

   DELAWARE                          1-9370                    13-3186327
(State or other                (Commission File Number)     (I.R.S Employer
jurisdiction of                                               I.D. Number)
incorporation)

         990 Station Road
        Bellport, New York                                   11713
(Address of principal executive offices)                   (Zip Code)


            Registrant's telephone number, including area code: (516)286-5800

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.  Other Events

          By court order dated December 20, 1995, the United States District Court for the Eastern District of New York dismissed all claims by Biopharmaceutics, Inc. and Biopharm Lab, Inc. against Primavera Laboratories, Inc. and Avon Products, Inc. and granted the counterclaim by Primavera Laboratories, Inc. effectively terminating the license the Company held to sell its personal care product "Treo". The Company intends to appeal the decision.



                                  EXHIBIT INDEX

                           Current Report on Form 8-K

                                       of

                             Biopharmaceutics, Inc.

                        Date of Report: December 28, 1995


Exhibits:

28.9  Court order dated December 20, 1995 (Order received December 21, 1995)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BIOPHARMACEUTICS, INC.
                                         (Registrant)

                                         By:   /s/  Edward Fine
                                              --------------------
                                              Edward Fine
                                              President, Chief Executive Officer
                                              (Signature)

Dated:  December 28, 1995